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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): September 27, 2004



                MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
          DATED AS OF SEPTEMBER 1, 2004, PROVIDING FOR THE ISSUANCE OF
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-HE1)


                Mortgage Asset Securitization Transactions, Inc.
                ------------------------------------------------
             (Exact name of registrant as specified in its charter)
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           Delaware                   333-106982                06-1204982
           --------                   ----------                ----------
(State or Other Jurisdiction of      (Commission             (I.R.S. Employer
        Incorporation)               File Number)         Identification Number)


  1285 Avenue of the Americas
      New York, New York               10019

Registrant's telephone number, including area code: (212) 713-2000
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                                      - 2 -

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.        Other Events
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Description of the Mortgage Pool

         Mortgage Asset Securitization Transactions, Inc. (the "Registrant") plans a series of certificates, entitled MASTR Asset Securitization Trust 2004-HE1, Mortgage Pass-Through Certificates, Series 2004-HE1 (the "Certificates"), to be issued pursuant to a pooling and servicing agreement, dated as of September 1, 2004, among the Registrant as depositor, Wells Fargo Bank, N.A. as master servicer and trust administrator (the "Master Servicer" and the "Trust Administrator") and U.S. Bank National Association as trustee (the "Trustee"). The Certificates to be designated as the Series 2004-HE1 Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of conventional, one- to four-family, first and second lien adjustable-rate and fixed-rate mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans").

Computational Materials

         UBS Securities LLC (the "Underwriter") has advised the Registrant that it has furnished to certain prospective purchasers of Certificates certain materials, herein referred to as "Computational Materials", in written form, which Computational Materials are in the nature of data tables and term sheet information relating to the Mortgage Loans or other assets of the Trust Fund, the structure of the Certificates and terms of certain classes of Certificates, and the hypothetical characteristics and hypothetical performance of certain classes of Certificates under certain assumptions and scenarios.

         The Computational Materials have been provided by the Underwriter. The information in the Computational Materials is preliminary and will be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Commission.

         The Computational Materials were prepared by the Underwriter at the request of certain prospective investors. The Computational Materials may be based on information that differs from the information set forth in the Prospectus Supplement.


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Item 9.01.        Financial Statements and Exhibits
                  ---------------------------------

                  (a)      Financial Statements.
                           --------------------

                           Not applicable.

                  (b)      Pro Forma Financial Information.
                           -------------------------------

                           Not applicable.

                  (c)      Exhibits.
                           --------

           Exhibit No.           Item 601(a) of                                Description
           -----------           Regulation S K                                -----------
                                   Exhibit No
                                   ----------
                1                      99             Computational  Materials  (as  defined in Item 8.01) that have been  provided by UBS  Securities  LLC to certain  prospective purchasers of MASTR Asset Backed  Securities  Trust  2004-HE1,
                                                      Mortgage Pass-Through Certificates, Series 2004-HE1.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  September 27, 2004

                                        MORTGAGE ASSET SECURITIZATION
                                        TRANSACTIONS, INC.


                                        By: /s/ Glenn McIntyre
                                           -------------------------------------
                                        Name:   Glenn McIntyre
                                        Title:  Director


                                        By: /s/ Steven Warjanka
                                            ------------------------------------
                                        Name:   Steven Warjanka
                                        Title:  Director

                                Index to Exhibits
                                -----------------


                          Item 601(a) of
                          Regulation S K                                                                       Sequentially
     Exhibit No.            Exhibit No.                                Description                             Numbered Page
     -----------            -----------                                -----------                             -------------
          1                     99            Computational  Materials  (as defined in Item 8.01) that have   Filed Manually
                                              been provided by UBS Securities LLC to certain prospective purchasers of MASTR Asset Backed Securities Trust 2004-HE1,
                                              Mortgage Pass-Through Certificates, Series 2004-HE1.




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                                  EXHIBIT 99.1

                                 FILED MANUALLY